Earnings per share	12 Months Ended
Dec. 31, 2020
Text block [abstract]
Earnings per share
21.	Earnings per share
Basic earnings per share is computed by dividing the net income attributable to owners of Turquoise Hill by the weighted average number of common shares outstanding during the period. Pursuant to the Share Consolidation (refer to Note 18), the reduction in the number of issued and outstanding common shares was retrospectively incorporated into the determination of the basic weighted average number of shares outstanding for the purpose of calculating basic and diluted earnings (loss) per share attributable to Turquoise Hill Resources Ltd.
As of December 31, 2020 and 2019, the Company had not issued any equity instruments that are potentially dilutive to earnings per share.